DEFAULT WAIVER AND FOURTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This **DEFAULT WAIVER AND FOURTH AMENDMENT** to Loan and Security Agreement (this "Agreement") is entered into this 15 day of October, 2014, by and between SILICON VALLEY BANK ("Bank"), INTELLICHECK MOBILISA, INC., a Delaware corporation, MOBILISA, INC., a Washington corporation and POSITIVE ACCESS CORPORATION, a Delaware corporation (each a "Borrower" and collectively, "Borrowers").

RECITALS

A. Bank and Borrowers have entered into that certain Loan and Security Agreement dated as of August 17, 2011 (as amended by that certain First Amendment to Loan and Security Agreement dated as of August 17, 2013, that certain Second Amendment to Loan and Security Agreement dated as of September 13, 2013 and that certain Third Amendment to Loan and Security Agreement dated as of October 16, 2013, as the same may from time to time be further amended, modified, supplemented or restated, the "Loan Agreement").

B. In addition, Borrowers acknowledge they are currently in default of the Loan Agreement for failing to notify Bank of the departure of two (2) persons constituting senior management before the required timeline pursuant to Section 7.2(c)(i) of the Loan Agreement (the "Waived Default").

C. Borrowers have requested that Bank waive its rights and remedies against Borrowers, limited specifically to the Waived Default. Although Bank is under no obligation to do so, Bank is willing to not exercise its rights and remedies against Borrowers related to the specific Waived Default on the terms and conditions set forth in this Agreement, so long as Borrowers comply with the terms, covenants and conditions set forth in this Agreement.

D. Borrowers have further requested that Bank amend the Loan Agreement to (1) extend the Revolving Line Maturity Date and (2) make certain other revisions to the Loan Agreement as more fully set forth herein. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Loan Agreement.

2. Waiver of Default. Bank hereby waives filing any legal action or instituting or enforcing any rights and remedies it may have against Borrowers with respect to the Waived Default. Bank's waiver of Borrowers' compliance with Section 7.2(c)(i) shall apply only respect with Borrowers' failure to do so as of October __, 2014. Accordingly, hereinafter, Borrowers shall be in compliance with such section. Bank's agreement to waive the Waived Default (a) in no way shall be deemed an agreement by Bank to waive Borrowers' compliance with the above-referenced section as of all other dates, and (b) shall not limit or impair the Bank's right to demand strict performance of such section as of all other dates.

3. Amendments to Loan Agreement.

3.1 Section 13 (Definitions). The following term and its respective definition set forth in **Section 13.1** of the Loan Agreement hereby is amended and restated in its entirety as follows:

"**Revolving Line Maturity Date**" means October 14, 2015.

3.2 Section 13 (Definitions). Subsection (i) of the defined term "Eligible Accounts" in Section 13.1 of the Loan Agreement hereby is amended and restated as follows:

"(i) Accounts owing from an Account Debtor which is a United States government entity or any department, agency, or instrumentality thereof (i) unless the relevant Borrower has assigned its payment rights to Bank and the assignment has been acknowledged under the Federal Assignment of Claims Act of 1940, as amended or (ii) except to the extent Advances made with respect to such Accounts do not exceed One Hundred Thousand Dollars ($100,000) in the aggregate;"

3.3 Section 6.9 (Tangible Net Worth). Section 6.9 of the Loan Agreement hereby is amended and restated as follows:

"**6.9 Tangible Net Worth.** Maintain at all times, to be tested as of the last day of each month, on consolidated basis with respect to Borrowers, a Tangible Net Worth of at least One Million Nine Hundred Forty Eight Thousand Four Hundred Dollars ($1,948,400), increasing (i) immediately by fifty percent (50%) of any Subordinated Debt or New Equity received after the Effective Date and (ii) quarterly by fifty percent (50%) of Net Income (with no reduction for Net Loss)."

3.4 Exhibit C to the Loan Agreement hereby is replaced with Exhibit C attached hereto.

3.5 Borrowers hereby agree to deliver to Bank within ten (10)

days after the date hereof, (i) updated insurance certificates, in form and substance satisfactory to Bank, and (ii) original copies of Borrowers' executed signature pages to this Agreement.

4. **Representations and Warranties.** Each Borrower represents and warrants to Bank as follows:

4.1 (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default other than the Waived Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Agreement and to perform its obligations under the Loan Agreement;

4.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Agreement and the performance by Borrower of its obligations under the Loan Agreement have been duly authorized by all necessary action on the part of Borrower;

4.5 The execution and delivery by Borrower of this Agreement and the performance by Borrower of its obligations under the Loan Agreement do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Agreement and the performance by Borrower of its obligations under the Loan Agreement do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7 This Agreement has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

5. **Prior Agreement.** The Loan Documents are hereby ratified and reaffirmed and shall remain in full force and effect.

6. **Release by Each Borrower.**

6.1 **FOR GOOD AND VALUABLE CONSIDERATION**, Each Borrower hereby forever relieves, releases, and discharges Bank and its present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Agreement (collectively "Released Claims"). Without limiting the foregoing, the Released Claims shall include any and all liabilities or claims arising out of or in any manner whatsoever connected with or related to the Loan Documents, the Recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing.

6.2 In furtherance of this release, each Borrower expressly acknowledges and waives any and all rights under Section 1542 of the California Civil Code, which provides as follows:

> "**A general release** does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor." (Emphasis added.)

6.3 By entering into this release, each Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Each Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Bank with respect to the facts underlying this release or with regard to any of such party's rights or asserted rights.

6.4 This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Each Borrower acknowledges that the release contained herein constitutes a material inducement to Bank to enter into this Agreement, and that Bank would not have done so but for Bank's expectation that such release is valid and enforceable in all events.

6.5 Each Borrower hereby represents and warrants to Bank, and Bank is relying thereon, as follows:

(a) Except as expressly stated in this Agreement, neither Bank nor any agent, employee or representative of Bank has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Agreement.

(b) Borrower has made such investigation of the facts pertaining to this Agreement and all of the matters appertaining thereto, as it deems necessary.

(c) The terms of this Agreement are contractual and not a mere recital.

(d) This Agreement has been carefully read by Borrower, the contents hereof are known and understood by Borrower, and this Agreement is signed freely, and without duress, by Borrower.

(e) Borrower represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released. Borrower shall indemnify Bank, defend and hold it harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein.

7. **Integration.** This Agreement and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Documents merge into this Agreement and the Loan Documents.

8. **Counterparts.** This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

9. **Conditions to Effectiveness.** The parties agree that this Agreement shall be effective upon the satisfaction of each of the following conditions precedent, each in form and substance satisfactory to Bank, (a) the due execution and delivery to Bank of this Agreement by each party hereto, (b) updated Borrowing Resolutions for each Borrower and (c) Borrowers' payment of a modification fee in an amount equal to Five Thousand Dollars ($5,000) (which fee shall be fully earned by Bank upon the execution and delivery of this Agreement by the parties hereto).

10. **Miscellaneous.**

10.1 This Agreement shall constitute a Loan Document under the Loan Agreement; the failure to comply with the covenants contained herein shall constitute an Event of Default under the Loan Agreement; and all obligations included in this Agreement (including, without limitation, all obligations for the payment of principal, interest, fees, and other amounts and expenses) shall constitute obligations under the Loan Agreement and secured by the Collateral.

10.2 Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

11. Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.

BORROWERS:

INTELLICHECK MOBILISA, INC.

By____________________________
Name: Bill White
Title: CFO

MOBILISA, INC.

By____________________________
Name: Bill White
Title: CFO

POSITIVE ACCESS CORPORATION

By____________________________
Name: Bill White
Title: CFO

BANK:

SILICON VALLEY BANK

By____________________________
Name: Zach Norris
Title: Vice President

[Signature Page to Default Waiver and Fourth Amendment to Loan and Security Agreement]

EXHIBIT C

COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK Date: ______________________

FROM: INTELLICHECK MOBILISA, INC. on behalf of itself and the other Borrowers

The undersigned authorized officer of INTELLICHECK MOBILISA, INC., certifies on behalf itself and the other Borrowers (as defined in the Agreement) that under the terms and conditions of the Loan and Security Agreement between Borrowers and Bank (the "Agreement"):

(1) Borrowers are in complete compliance for the period ending _____________ with all required covenants except as noted below; (2) there are no Events of Default that are continuing; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrowers, and each of their Subsidiaries, have timely filed all required tax returns and reports, and Borrowers have timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrowers except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement; and (5) no Liens have been levied or claims made against any Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrowers have not previously provided written notification to Bank.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrowers are not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under "Complies" column.

Reporting Covenant	Required	Complies
Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 90 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings	Monthly within 30 days	Yes No
Transaction Report	Monthly within 30 days when on Streamline, Weekly and/or with each Advances when not on Streamline	Yes No
Annual Projections	FYE within 45 days	Yes No

The following Intellectual Property was registered (or a registration application submitted) after the Effective Date (if registrations, state "None")

____

____

Financial Covenant	Required	Actual	Complies
Minimum Tangible Net Worth	$1,948,400*	$	Yes No
* increasing (i) immediately by fifty percent (50%) of any Subordinated Debt or New Equity received after the Effective Date and (ii) quarterly by fifty percent (50%) of Net Income (with no reduction for Net Loss).			

Streamline Trigger		Applies
Cash plus Availability Amount at least $1,250,000 at all times during prior 2 months	Prime + 1.25%	Yes No
Cash plus Availability Amount less than $1,250,000 at any time during prior 2 months	Prime + 1.75%, $1,000 collateral handling fee	Yes No

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state "No exceptions to note.")

INTELLICHECK MOBILISA, INC. on behalf of itself and the other Borrowers

By: ______________________________

Name: ______________________________

Title: ______________________________

BANK USE ONLY

Received by: ______________________

AUTHORIZED SIGNER

Date: ______________________

Verified: ______________________

AUTHORIZED SIGNER

Date: ______________________

Compliance Status: Yes No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrowers

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated: ____________________

I. **Tangible Net Worth** (Section 6.9)

Required: One Million Nine Hundred Forty Eight Thousand Four Hundred Dollars ($1,948,400), increasing (i) immediately by fifty percent (50%) of any Subordinated Debt or New Equity received after the Effective Date and (ii) quarterly by fifty percent (50%) of Net Income (with no reduction for Net Loss).

Actual:

A.	Aggregate value of total assets of Borrowers	$________
B.	Aggregate value of intangible assets of Borrowers	$________
C.	Aggregate value of capitalized software development costs	$________
D.	Aggregate amount of Total Liabilities	$________
E.	Aggregate amount of Subordinated Debt	$________
F.	Tangible Net Worth (line A minus line B minus line C minus line D plus line E)	$________

Is line F greater than or equal to the amount required above?

_______ No, not in compliance   _______ Yes, in compliance